UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 9, 2021 (September 9, 2021)

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SELECTIVE INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

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New Jersey	001-33067	22-2168890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Wantage Avenue, Branchville, New Jersey	07890
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code   (973) 948-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2 per share	SIGI	The NASDAQ Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 4.60% Non-Cumulative Preferred Stock, Series B, without par value.	SIGIP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure.

On September 10, 2021, representatives of Selective Insurance Group, Inc. (“Selective”) are making a presentation at the 2021 Keefe, Bruyette & Woods Virtual Insurance Conference. The presentation is being webcast and can be accessed within the Investors page of Selective’s website at www.selective.com. The webcast will be available for replay on Selective’s website until October 10, 2021. A copy of the slides, which will be presented at that conference, is attached hereto as Exhibit 99.1.

The information contained in this report on Form 8-K, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. The Company makes no admission as to the materiality of any information in this report or the exhibits attached hereto.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description of Exhibit

99.1	Selective Insurance Group, Inc. 2021 Keefe, Bruyette & Woods Virtual Insurance Conference Presentation Slides
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTIVE INSURANCE GROUP, INC.

Date:	September 9, 2021	By:	/s/ Michael H. Lanza
Michael H. Lanza
Executive Vice President and General Counsel